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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 21, 2001

                            Navigant Consulting, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      0-28830               36-4094854
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)


                       615 North Wabash, Chicago, IL 60611

               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code (312) 573-5600


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events


Navigant Consulting, Inc. ("NCI") has been informed that the SEC has initiated a private investigation, through the Chicago office of its Division of Enforcement, as to whether there may have been violations of the securities laws at NCI during 1998 and 1999. As previously disclosed, in November 1999 NCI's Board of Directors announced the formation of a new management team and that the company was considering restating its financial statements. NCI subsequently filed an amended Form 10-K for 1998 and amended Forms 10-Q for 1999. Numerous shareholder class action lawsuits were filed, which were later consolidated, certified and settled with court approval in March 2001. NCI is cooperating fully with the SEC.

"NAVIGANT" is a service mark of Navigant International, Inc. Navigant Consulting, Inc. (NCI) is not affiliated, associated, or in any way connected with Navigant International, Inc. and NCI's use of "NAVIGANT" is made under license from Navigant International, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NAVIGANT CONSULTING, INC.


Date: November 21, 2001                By:  /s/ Philip S. Steptoe
                                            --------------------------
                                       Name: Philip S. Steptoe
                                       Title: Vice President, General Counsel
                                              and Secretary